                                                                 Exhibit 10.10

                            SIXTH AMENDMENT TO LEASE
                            ------------------------


         THIS SIXTH AMENDMENT TO LEASE (this "Amendment") is made and entered into as of this 18th day of February, 1999 by and between TIAA REALTY, INC., a Delaware corporation, successor-in-interest to Teachers Insurance and Annuity Association of America ("Landlord") and FOCAL COMMUNICATIONS CORPORATION OF ILLINOIS (formerly known as Focal Communications Corporation), a Delaware corporation, ("Tenant").


                               W I T N E S S E T H
                               -------------------

         WHEREAS, Landlord's predecessor-in-interest ("TIAA") and Tenant have heretofore entered into that certain lease dated as of December 31, 1996 the ("Original Lease"), pursuant to which Landlord leased to Tenant 10,236 rentable square feet of certain premises on the lower level (the "Original Space") of the building commonly known as 200 North LaSalle Street, Chicago, Illinois (the "Building");

         WHEREAS, TIAA and Tenant have heretofore entered into that certain First Amendment to Lease dated May 14, 1997 (the "First Amendment") to evidence Tenant's expansion into the additional space of 6,202 rentable square feet on the eighth (8th) floor of the Building (the "First Additional Space"), as more particularly set forth in the First Amendment;

         WHEREAS, TIAA and Tenant entered into that certain Second Amendment to Lease dated November 15, 1997 (the "Second Amendment") to evidence Tenant's expansion into the additional space of 4,153 rentable square feet on the eighth
(8th) floor of the Building (the "Second Additional Space"), as more particularly set forth in the Second Amendment;

         WHEREAS, TIAA and Tenant entered into that certain Third Amendment to Agreement of Lease dated March 2, 1998 (the "Third Amendment") to evidence Tenant's installation of a communication device, as more particularly set forth in the Third Amendment;

         WHEREAS, TIAA and Tenant entered into that certain Fourth Amendment to Lease dated April 24, 1998 (the "Fourth Amendment") to evidence Tenant's expansion into the additional space of 11,956 rentable square feet on the seventh (7th) floor of the Building (the "Third Additional Space"), as more particularly set forth in the Fourth Amendment;

         WHEREAS, Landlord and Tenant entered into that certain Fifth Amendment to Lease dated October 14, 1998 (the "Fifth Amendment") to evidence Tenant's expansion into the additional space of 4,593 rentable square feet on the seventh
(7th) floor of the Building (the "Fourth Additional Space"); collectively (such Original Space, the First Additional Space, the Second Additional Space, the Third Additional Space and the Fourth Additional Space are referred to herein as the "Previous Space" comprising a total of 26,904 rentable square feet), as more particularly set forth in the Fifth Amendment (such Original Lease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment and as modified or amended from time to time, hereafter is called the "Lease");

         WHEREAS, Landlord and Tenant desire to amend the Lease according to the terms hereof in order to document the extension of the Term of the Lease, the leasing of additional space on the Ninth and Eleventh Floors of the Building, and to make such other changes on the terms and conditions set forth below.

         NOW THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby mutually agree as follows:

         1. Recitals. The foregoing recitals are true and correct and are incorporated herein by reference.

         2. Controlling Language. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified in full force and effect.

         3. Ninth Floor Space/Term. Landlord and Tenant hereby agree that beginning on July 1, 1999 (the "Ninth Floor Space Commencement Date"), Landlord shall lease to Tenant approximately 7,900 rentable square feet of space on the ninth (9th) floor of the Building as more particularly depicted on Exhibit A attached hereto (the "Ninth Floor Space") for a period of five (5) years ending on the Extended Term Termination Date (the "Ninth Floor Space Term". The Ninth Floor Space shall be subject to all the terms and conditions of the Lease except to the extent expressly modified or excluded hereby or herein and shall be included in the "Premises" as the term is used in the Lease.

         4. Ninth Floor Space Rent. Effective as of the Ninth Floor Space Commencement Date and for the duration of the Ninth Floor Space Term, in addition to (and not in substitution for) the Rent payable with respect to the Previous Space under the Lease, Tenant shall pay to Landlord Rent with respect to the Ninth Floor Space as follows:

                  A. Base Rent.

                           (1) Base Rent to be paid in monthly installments in advance on or before the first day of each month of the Ninth Floor Space Term as set forth in the following schedule:

Period                                Annual Base Rent                  Monthly Base Rent
------------------------------------------------------------------------------------------
July 1, 1999 - February 29, 2000      $104,675.00 ($13.25 per rentable
                                      square foot x 7,900                   $8,722.92
                                      rentable square feet)
------------------------------------------------------------------------------------------
March 1, 2000 - February 28, 2001     $108,625.00 ($13.75 per rentable
                                      square foot x 7,900                   $9,052.08
                                      rentable square feet)
------------------------------------------------------------------------------------------
March 1, 2001 - February 28, 2002     $112,575.00 ($14.25 per rentable
                                      square foot x 7,900                   $9,381.25
                                      rentable square feet)
------------------------------------------------------------------------------------------
March 1, 2002 - February 28, 2003     $116,525.00 ($14.75 per rentable
                                      square foot  x 7,900                  $9,710.42
                                      rentable square feet)
------------------------------------------------------------------------------------------
March 1, 2003 - June 30, 2004         $120,475.00 ($15.25 per rentable
                                      square foot x 7,900                   $10,039.58
                                      rentable square feet)
------------------------------------------------------------------------------------------

                  B. Taxes and Operating Expenses. During the Ninth Floor Space Term, Tenant shall pay Operating Cost Share Rent, Tax Share Rent and Additional Rent for the Ninth Floor Space in the manner set forth in the Lease. "Tenant's Proportionate Share," with respect to the Ninth Floor Space, for calculating Operating Cost Share Rent, Tax Share Rent and Additional Rent is 1.2687% (based upon 7,900 rentable square feet in the Ninth Floor Space and 622,667 rentable square feet in the Building).

         5. Eleventh Floor Space/Term. Landlord and Tenant hereby agree that beginning on March 1, 1999 (the "Eleventh Floor Space Commencement Date"), Landlord shall lease to Tenant approximately 22,707 rentable square feet of space on the eleventh (11th) floor of the Building as more particularly described on Exhibit B attached hereto (the "Eleventh Floor Space") for a period of five (5) years, four (4) months ending on the Extended Term Termination Date (the "Eleventh Floor Space Term". The Eleventh Floor Space shall be subject to all the terms and conditions of the Lease except to the extent expressly modified or excluded hereby or herein and shall be included in the "Premises" as the term is used in the Lease.

         6. Eleventh Floor Space Rent. Effective as of the Eleventh Floor Space Commencement Date and for the duration of the Eleventh Floor Space Term, in addition to (and not in substitution for) the Rent payable with respect to the Previous Space under the Lease, Tenant shall pay to Landlord Rent with respect to the Eleventh Floor Space as follows:

                  A. Base Rent.

                           (1) Base Rent to be paid in monthly installments in advance on or before the first day of each month of the Term of this Lease set forth in the following schedule:

Period                                Annual Base Rent                  Monthly Base Rent
------------------------------------------------------------------------------------------
March 1, 1999 - February 29, 2000     $300,867.75 ($13.25 per rentable      $25,072.31
                                      square foot x 22,707 rentable
                                      square feet)
------------------------------------------------------------------------------------------
March 1, 2000 - February 28, 2001     $312,221.25 ($13.75 per rentable      $26,018.44
                                      square foot x 22,707 rentable
                                      square feet)
------------------------------------------------------------------------------------------
March 1, 2001 - February 28, 2002     $323,574.75 ($14.25 per rentable      $26,964.56
                                      square foot x 22,707 rentable
                                      square feet)
------------------------------------------------------------------------------------------
March 1, 2002 - February 28, 2003     $334,928.25 ($14.75 per rentable      $27,910.69
                                      square foot x 22,707 rentable
                                      square feet)
------------------------------------------------------------------------------------------
March 1, 2003 - February 28, 2004     $346,281.75 ($15.25 per rentable      $28,856.81
                                      square foot x 22,707 rentable
                                      square feet)
------------------------------------------------------------------------------------------
March 1, 2004 - June 30, 2004         $346,281.75 ($15.25 per rentable      $28,856.81
                                      square foot x 22,707 rentable
                                      square feet)
------------------------------------------------------------------------------------------

                  B. Taxes and Operating Expenses. During the Eleventh Floor Space Term, Tenant shall pay Operating Cost Share Rent, Tax Share Rent and Additional Rent for the Eleventh Floor Space in the manner set forth in the Lease. "Tenant's Proportionate Share" with respect to the Eleventh Floor Space, for calculating Operating Cost Share Rent, Tax Share Rent and Additional Rent is 3.6467% (based upon 22,707 rentable square feet in the Eleventh Floor Space and 622,667 rentable square feet in the Building).

         7. Extension of Term. The Term of the Lease for the Previous Space is hereby extended for an additional period of one (1) year (the "Extended Term") commencing on July 1, 2003 (the "Extended Term Commencement Date") and ending twelve (12) calendar months thereafter on June 30, 2004 (the "Extended Term Termination Date").

         8. Extended Term Rent. Effective as of the Extended Term Commencement Date, in addition to any and all rent payable under the Lease, Tenant shall pay rent as follows:

                  A. Base Rent.

                           (1) Base Rent to be paid in monthly installments in advance on or before the first day of each month of the Extended Term as follows:

Period                                Annual Base Rent                  Monthly Base Rent
------------------------------------------------------------------------------------------
July 1, 2003- June 30, 2004           $410,286.00 ($15.25 per rentable      $34,190.50
                                      square foot x 26,904 rentable
                                      square feet)
------------------------------------------------------------------------------------------

                  B. Taxes and Operating Expenses. During the Extended Term, Tenant shall pay Operating Cost Share Rent, Tax Share Rent and Additional Rent for the Previous Space in the manner set forth in the Lease. "Tenant's Proportionate Share," with respect to the Previous Space, for calculating Operating Cost Share Rent, Tax Share Rent and Additional Rent is 4.3208% (based upon 26,904 rentable square feet in the Previous Space and 622,667 rentable square feet in the Building).

         9. Condition of the Ninth Floor Space and the Eleventh Floor Space. Except to the extent expressly provided herein, Landlord is leasing the Ninth Floor Space and the Eleventh Floor Space to Tenant on the Ninth Floor Space Commencement Date and the Eleventh Floor Space Commencement Date, respectively, in its then-"AS IS" condition, without any representations or warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability) and without any obligation on the part of Landlord to alter, remodel, improve, repair, or decorate either the Ninth Floor Space or the Eleventh Floor Space or any part thereof.

         10. Brokerage Commission. Tenant represents that it has dealt with no broker in connection with this Amendment other than Douglas Elliman-Beitler Management Corporation ("Broker"), and that no broker other than Broker is entitled to or has made any claims to any commission or fee in connection with this Amendment. Tenant hereby indemnifies, defends and holds harmless Landlord and its agents and employees from all claims of any broker other than Broker arising through Tenant in connection with this Amendment. Landlord agrees to pay any real estate commissions which may be due Broker pursuant to Landlord's written agreement with such Broker.

         11. Condition. The obligation of Landlord to consummate the transactions contemplated hereunder is expressly contingent upon Landlord timely repossessing the Ninth Floor Space and the Eleventh Floor Space from the current tenant of such spaces.

         12. Incorporation of Lease. Landlord and Tenant hereby agree that (a) this Amendment is incorporated into and made a part of the Lease, (b) any and all references herein to the Lease shall include this Amendment, and (c) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove.

         13. Defined Terms. All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the Lease. The marginal headings and titles to the paragraphs of this Amendment are not a part of this Amendment and shall have no effect upon the construction or interpretation of any part hereof.

         14. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


LANDLORD:                                    TENANT:

TIAA REALTY, INC.,                           FOCAL COMMUNICATIONS
a Delaware corporation                       CORPORATION OF ILLINOIS,
                                             a Delaware corporation
By:      Teachers Insurance and Annuity
         Association of America


         By: /s/ S. Marc Flannery            By: /s/ John Barnicle
            ---------------------------         -------------------------
         Name:   S. Marc Flannery            Name:   John Barnicle
              -------------------------           -----------------------
         Title:  Director                    Title:  C.O.O.
               ------------------------            ----------------------

                                    Exhibit A

                     [Ninth Floor Space Plan Appears Here]

                                    Exhibit B

                    [Eleventh Floor Space Plan Appears Here]